UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

		     STRUCTURED ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1998-8 Trust


New York (governing law of          333-47499-04   52-2119315
Pooling and Servicing Agreement)    (Commission    52-2119317
(State or other                     File Number)   52-2119319
jurisdiction                                       52-2119321
						   IRS EIN

	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-8 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

				 Monthly report distributed to holders of
	     EX-99.1 Mortgage Pass-Through Certificates, Series 1998-8 Trust, relating to the November 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		      STRUCTURED ASSET SECURITIES CORPORATION
	      Mortgage Pass-Through Certificates, Series 1998-8 Trust

	      By:   The Chase Manhattan Bank, as Trustee
	      By:   /s/ Kimberly Costa, Assistant Vice president
	      By:   Kimberly Costa, Assistant Vice president
	      Date: 11/25/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-8 Trust, relating to the November 25, 1998 distribution.